SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549


                                     FORM 8-K


                                  CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) June 27, 2001


                                   TECHDYNE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Florida                     0-14659                 59-1709103
----------------------------         ------------         -------------------
(State or other jurisdiction         (Commission             (IRS Employer
       of incorporation)             File number)         Identification No.)



2230 West 77th Street, Hialeah, Florida                         33016
---------------------------------------                      ----------
(Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code  (305) 556-9210

     The statements contained in this Current Report on Form 8-K that are not historical are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. The Private Securities Litigation Reform Act of 1995 contains certain safe harbors regarding forward-looking statements. Such forward-looking statements are subject to substantial risks and uncertainties that could cause actual results to materially differ from those expressed in the statements, including but not limited to those relating to any benefits expected from the change in control of Techdyne, Inc., including the development and growth of Techdyne, Simclar International Limited, a wholly owned subsidiary of Techdyne's new parent, Simclar International Holdings Limited, and other issues discussed periodically in our filings.
Many of the circumstances are beyond our control. Accordingly, you are cautioned not to place too much reliance on such forward-looking statements which speak only as of the date made and which Techdyne undertakes no obligations to revise to reflect events after the date made.

Item 1. Change in Control of Registrant

     On June 27, 2001, Simclar International Limited ("Simclar International"), a private U.K. company engaged in electronic and electro-mechanical contract manufacturing, as is our company, Techdyne, Inc., completed the purchase of 4,674,620 shares of common stock (71.3%) of our company, from Medicore, Inc., our former parent, pursuant to an Agreement for Sale and Purchase of Shares among Simclar, Medicore and Techdyne dated April 6, 2001 (the "Purchase Agreement"). June 27, 2001 was the annual meeting of shareholders of Medicore, which shareholders approved the sale of control of our company to Simclar International. On that date, Simclar International transferred the 71.3% of Techdyne's common stock which it acquired to its parent, Simclar International Holdings Limited ("Simclar Holdings"). The consideration for Simclar Holdings' acquisition of control of Techdyne was $10,000,000 paid to Medicore at the closing, and in accordance with the Purchase Agreement, Simclar Holdings is to pay an additional 3% of Techdyne's consolidated sales over the next three years (fiscal 2001, 2002 and 2003), with a minimum earn-out payment of $2,500,000 and a maximum earn-out payment of $5,000,000. On July 5, 2001, we issued a release discussing the change in control transaction, the considera-tion and its purpose, as reported by Samuel J. Russell, our new Chairman of the Board and Chief Executive Officer.

     The change in control from Medicore to Simclar Holdings also involved a change in management. Our board was expanded to nine members, presently seven of which are filled, including two continuing directors, Barry Pardon, our President, and Lytton Crossley. The other five positions have been filled with Simclar nominees, including Messrs. Samuel J. Russell, who is also the Managing Director and 90% owner of Simclar Holdings, Christina M.J. Russell, the wife of Samuel J. Russell and a director and 10% owner of Simclar Holdings, John I. Durie, Finance Director of Simclar Holdings, Thomas C. Foggo, member of Skene Edwards, W.S., legal advisers to Simclar Holdings, and Kenneth Greenhalgh, a management consultant to Simclar Holdings. These Simclar nominees replaced Messrs. Thomas K. Langbein, Peter D. Fischbein, Joseph
Verga, Ed Diamond and Anthony C. D'Amore, all of whom resigned at the closing of the sale of control to Simclar Holdings, June 27, 2001.

     We previously reported this information, which was forwarded to our shareholders of record on June 8, 2001, and filed the report with the SEC under Rule 14f-1 of the Securities Exchange Act of 1934 concerning the change of control and management, the background of the new directors, the remaining officers and directors, as well as substantial additional information concerning the Purchase Agreement, which had been filed as an exhibit, Annex A to Medicore's proxy statement seeking its shareholder approval of the sale of control, which occurred at the June 27, 2001 annual meeting, and our board committees, interest of certain parties in the sale of control, benefits of the change of control, security ownership, certain relationships and related transactions, and executive compensation.

     The change in control and management also was previously reported under
Schedule 13D filed by Simclar Holdings with the SEC on July 6, 2001, which also included the source of the consideration being the working capital of Simclar Holdings and a term loan of 5 million Pounds Sterling from the Bank of Scotland payable in 28 quarterly installments of 178,551 Pounds Sterling commencing on September 22, 2002, and bears interest at 6.25%, a rate based on Bank of Scotland's base rate plus 1%. The term loan is secured by a charge over the assets of Simclar International and Simclar Holdings, which includes the Techdyne shares.

     Simclar Holdings indicated in its Schedule 13D that the purpose of the acquisition of control of Techdyne is to develop and grow, with Techdyne, the contract manufacturing operations in the United States, and Simclar indicated it believes it can expand Simclar International's and Techdyne's customer base, broaden their product lines, and provide greater efficiencies in equipment, supplies, labor and costs, which will enable each company to better serve its customers.

     Although there is no present intention to acquire more Techdyne common stock, Simclar Holdings indicated it may purchase additional Techdyne common stock, either in the open market or in privately negotiated transactions, subject to its evaluation of our business, prospects and financial condition, the market for our common stock and general economic conditions and future developments. Similarly, depending on such evaluations, Simclar Holdings indicated in its Schedule 13D that it may at any time decide to change its intention as to its acquisition and retention of its control of Techdyne.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Financial Statements

          Not Applicable

     (b)  Pro Forma Financial Information

          Not Applicable

     (c)  Exhibits

          (20) Other Documents or Statements to Security Holders

               (i)  Press Release dated July 5, 2001.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TECHDYNE, INC.

                                          /s/ Barry Pardon

                                       By--------------------------------
                                          BARRY PARDON, President

Dated:  July 11, 2001

                                 EXHIBIT INDEX


     (20)  Other Documents or Statements to Security Holders

           (i)  Press Release dated July 5, 2001.